UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Ares Real Estate Income Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ARES REAL ESTATE INCOME TRUST INC.
April 14, 2026
Dear Fellow Stockholders:
On behalf of the Board of Directors of Ares Real Estate Income Trust Inc., we cordially invite you to attend the Annual Meeting of Stockholders of Ares Real Estate Income Trust Inc., a Maryland corporation, to be held at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, on June 24, 2026 at 3:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.
We have elected to provide access to our proxy materials to our stockholders primarily over the internet pursuant to the “notice and access” rules of the Securities and Exchange Commission. On or about April 14, 2026, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report to Stockholders for the year ended December 31, 2025 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the internet. We believe that providing our proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike many public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. We urge you to vote as soon as possible. You may vote by authorizing a proxy over the internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. Thank you in advance for your participation.

Sincerely,

David A. Roth Chairman of the Board of Directors For the Board of Directors of Ares Real Estate Income Trust Inc.

ARES REAL ESTATE INCOME TRUST INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2026
To the Stockholders of Ares Real Estate Income Trust Inc.:
The 2026 Annual Meeting of Stockholders of Ares Real Estate Income Trust Inc., a Maryland corporation, will be held at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202, on June 24, 2026 at 3:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:
i.a proposal to elect seven directors to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify;
ii.a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
iii.any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Stockholders of record at the close of business on April 8, 2026 will be entitled to notice of, and to vote at, the Annual Meeting.
It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.
We have elected to provide access to our proxy materials to our stockholders primarily over the internet pursuant to the “notice and access” rules of the Securities and Exchange Commission. On or about April 14, 2026, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the internet. The Notice of Internet Availability of Proxy Materials will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2025 Annual Report, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
You may vote by authorizing a proxy over the internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. If you have any questions regarding the proxy materials and the proposals to be considered by stockholders at the Annual Meeting, you can call 1-855-737-3182.

By Order of the Board of Directors,

Joshua J. Widoff Partner, Secretary
Denver, Colorado April 14, 2026

ARES REAL ESTATE INCOME TRUST INC.
One Tabor Center
1200 Seventeenth Street, Suite 2900
Denver, Colorado 80202
__________________

PROXY STATEMENT
__________________

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2026
This proxy statement (the “Proxy Statement”) and the accompanying proxy card and Notice of Annual Meeting are provided to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Ares Real Estate Income Trust Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held on June 24, 2026, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Ares Real Estate Income Trust Inc.
The mailing address of our executive offices is One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202. This Proxy Statement, the attached proxy card, our Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”), and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the Annual Meeting Notice and the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), as applicable, are being distributed to holders of our common stock, par value $0.01 per share (herein referred to as our “common stock”), on or about April 14, 2026.
A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.
Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented and voted at the Annual Meeting by the proxies named on the proxy card. To ensure that your shares are voted at the Annual Meeting, please authorize your proxy by telephone, through the internet, or by completing, signing, dating, and returning the proxy card provided with the printed proxy materials. If you are a stockholder of record, you may still attend the Annual Meeting and vote despite having previously authorized your proxy by any of these methods. Any proxy may be revoked in the manner described below at any time prior to its exercise at the Annual Meeting. Stockholders must bring proof of current ownership of our common stock to be admitted to and attend the Annual Meeting.
For shares held through a broker or other nominee, the broker or nominee is not permitted to exercise voting discretion with respect to certain of the matters to be acted upon at the Annual Meeting. If specific instructions are not provided, the stockholder’s shares will not be voted on those matters. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum.
Date, Time, and Place for the Annual Meeting
The Annual Meeting will be held on June 24, 2026 at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202 at 3:00 p.m. Mountain Daylight Time. Directions to the Annual Meeting can be obtained by calling Investor Relations at (303) 228-2200.
Matters to be Considered at the Annual Meeting
At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 8, 2026 will be asked to consider and vote upon:
i.a proposal to elect seven directors to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify;
ii.a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
iii.any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 24, 2026.

The Proxy Statement, the proxy card, the Annual Meeting Notice, and our 2025 Annual Report are available at www.proxyvote.com. An electronic version of our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Commission”) on March 6, 2026, is available on our website at www.areswms.com/solutions/areit or on the Commission's website at www.sec.gov.

i

INFORMATION ABOUT THE MEETING AND VOTING
What is the date and time of the Annual Meeting and where will it be held?
The Annual Meeting will be held on June 24, 2026, at the Tabor Center, 1200 Seventeenth Street, Denver, Colorado 80202 at 3:00 p.m. Mountain Daylight Time.
Who is entitled to vote at the Annual Meeting?
Our Board of Directors has fixed the close of business on April 8, 2026 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 8, 2026 are entitled to vote at the Annual Meeting.
How many shares of common stock are outstanding?
As of the close of business on April 8, 2026, there were approximately 189,571,904 shares of our common stock outstanding and entitled to vote. Our shares of common stock that are entitled to vote at the Annual Meeting consist of Class E shares, Class T-R shares, Class S-R shares, Class D-R shares, Class I-R shares, Class S-PR shares, Class D-PR shares, and Class I-PR shares, all of which are collectively referred to herein as shares of common stock.
How many votes do I have?
You are entitled to one vote for each share of our common stock that you held as of the record date.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, you will be asked to:
•elect seven directors to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify;
•ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•act on any other business that may properly come before the Annual Meeting.
How does the Board of Directors recommend that I vote on each proposal?
The Board of Directors recommends a vote:
•FOR the election of the nominees to our Board of Directors; and
•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
What is the quorum requirement for the Annual Meeting?
A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker “non-votes” are also counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
If a quorum is not present, the Annual Meeting may be adjourned by the chairperson of the meeting until a quorum has been obtained. If a quorum is not present after an adjournment, the chairperson of the meeting may determine, in the chairperson’s sole discretion, not to proceed with the Annual Meeting, which would result in the current Board of Directors being held over until the earlier of our 2027 annual meeting of stockholders or the date, if any, on which their successors are duly elected and qualify.
What vote is required to approve each proposal?
Election of Directors

The election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting once a quorum is established. There is no cumulative voting in the election of directors. Withheld votes and broker "non-votes," if any, will have the effect of votes against the election of the nominees to our Board of Directors.
Ratification of the Appointment of Auditors
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of at least a majority of all votes cast in person or by proxy at the Annual Meeting once a quorum is established. Abstentions and broker “non-votes,” if any, will have no effect on the result of the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026.
How can I vote?
You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following three options for submitting your vote by proxy:
1.if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;
2.via the internet at www.proxyvote.com, as provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement; or
3.by touch-tone telephone at the toll-free number, as provided in the proxy card and the Internet Availability Notice.
For those stockholders with internet access, we encourage you to authorize a proxy to vote your shares via the internet, since this method of voting is quick, convenient, and cost-efficient. When you authorize a proxy to vote your shares via the internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
If your shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee name or otherwise, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.
How will proxies be voted?
Shares represented by valid proxies will be voted as specified on the proxy unless the proxy is properly revoked prior to the Annual Meeting. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:
•FOR the election of the nominees to our Board of Directors;
•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.
How can I change my vote or revoke a proxy?
If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:
•send written notice of revocation, prior to the Annual Meeting, to our Partner, Secretary, Mr. Joshua J. Widoff (our “Secretary”), at One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202;
•properly sign, date, and mail a new proxy card to our Secretary;
•dial the toll-free number provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again;
•log onto the internet site provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again; or
•attend the Annual Meeting and vote your shares in person.

Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee, name or otherwise, you must contact them to receive instructions as to how you may revoke your proxy.
Who is soliciting my proxy, and who pays the cost of this proxy solicitation?
The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the materials.
The Company has engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to solicit proxies for the Annual Meeting. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between approximately $140,000 and $150,000.
Where can I find the voting results after the Annual Meeting?
American Election Services, LLC, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K to be filed with the Commission within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Election Services, LLC, to examine these documents.
Where can I find the Company’s Annual Report on Form 10-K?
A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2025, as filed with the Commission on March 6, 2026, will be included in the 2025 Annual Report that will be delivered, or made available on the internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Ares Real Estate Income Trust Inc., One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2025 on our website at www.areswms.com/solutions/areit or on the SEC's website at www.sec.gov.

BOARD OF DIRECTORS
Our Board of Directors currently consists of seven directors, four of whom are independent directors, as determined by our Board of Directors. Our charter and bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15. The foregoing is the exclusive means of fixing the number of directors.
Our Board of Directors has determined that Messrs. Charles B. Duke, Bryan B. Sanchez, and John P. Woodberry and Ms. Paula Schaefer are independent within the meaning of the applicable (i) provisions set forth in our charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Commission rules, and (iii) independence rules set forth in the New York Stock Exchange (“NYSE”) Listed Company Manual. Although our shares are not listed on the NYSE, our Board of Directors has determined to apply the NYSE independence rules when evaluating the independence of our directors. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder, or officer of an organization that has a relationship with any of those entities, including Ares real estate (the “Sponsor” or “Ares Real Estate”) and its affiliates).
Our charter defines an “independent director” as a person who has not been, directly or indirectly, associated with the Sponsor or the Company’s advisor, Ares Commercial Real Estate Management LLC (the “Advisor”), within the previous two years by virtue of:
•ownership interests in our Sponsor, our Advisor, or any of their affiliates (other than our shares or the shares of a real estate investment trust organized by the Sponsor or advised by the Advisor);
•employment by our Sponsor, our Advisor, or any of their affiliates;
•service as an officer or director of our Sponsor, our Advisor, or any of their affiliates;
•performance of services, other than as a director for us;
•service as a director or trustee of more than three real estate investment trusts organized by our Sponsor or advised by our Advisor; or
•maintenance of a material business or professional relationship with our Sponsor, our Advisor, or any of their affiliates.
We refer to our directors who are not independent as our “interested directors.” Our charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his or her annual gross income in the last two years from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor, or if more than five percent of his or her net worth, on a fair market value basis, has come from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Board of Directors has selected, on the recommendation of the Nominating and Corporate Governance Committee of the Board, Messrs. David A. Roth, Jay W. Glaubach, Andrew E. Holm, Charles B. Duke, John P. Woodberry and Bryan B. Sanchez and Ms. Paula Schaefer to be re-elected to serve on our Board of Directors, each until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualify.
Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board of Directors, unless our Board of Directors determines to reduce the number of directors in accordance with our charter and bylaws.
Set forth below is certain information about our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes, and/or skills that led our Board of Directors to determine that the person should serve as a director. All of our directors have terms expiring on the date of the Annual Meeting and are being nominated for re-election to serve until the 2027 annual meeting of stockholders or until his or her successor is elected and qualify. For information regarding each director’s beneficial ownership of shares of our common stock or units of limited partnership interest (“OP Units”) of AREIT Operating

Partnership LP (the "Operating Partnership"), see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.

Nominee	Business Experience and Qualifications
David A. Roth Chairman Director Age: 59 Director since 2021
David A. Roth has served as Chairman of our Board of Directors since January 2023 and a director of our Board of Directors since September 2021. Since March 2025, Mr. Roth has served as a Partner and Global Head of Real Estate Strategy and Growth in Ares Real Estate. From January 2019 to March 2025, Mr. Roth has served as a Partner and Co-Head of U.S. Real Estate in Ares Real Estate. He has served as the President of Ares Commercial Real Estate Corporation (NYSE: ACRE) since July 2019. Additionally, he serves as a member of various investment committees of Ares Real Estate, including Ares Real Estate’s Global and Debt Investment Committees and the AREIT Advisors Committee. Prior to joining Ares in January 2019, Mr. Roth held various positions in the Real Estate Group at Blackstone from 2006 through the end of 2017, including as a Senior Managing Director. Previously, he was a Principal in the Acquisitions Group at Walton Street Capital, a Senior V.P. and Chief Investment Officer — Europe at Security Capital Group and an Associate at Wachtell Lipton Rosen & Katz. Mr. Roth earned a B.A. degree from Dartmouth College and a J.D. from New York University School of Law.
We believe that Mr. Roth’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in real estate investments, including specifically his experience serving in leadership positions at Ares and Blackstone.

Jay W. Glaubach Director Age: 49 Director Since 2023
Jay W. Glaubach has served as a director of our Board of Directors and as our Partner, Co-President since January 2023. From March 2025, Mr. Glaubach has served as a Partner and Co-Head of Global Portfolio Management in Ares Real Estate. Prior, Mr. Glaubach served as a Partner and Co-Head of U.S. Investments in Ares Real Estate, positions he has held since July 2018 and January 2022, respectively. Additionally, he serves as a member of various investment committees of Ares Real Estate, including Ares Real Estate’s Global and Debt Investment Committees and the AREIT Advisors Committee. Mr. Glaubach joined Ares in 2014 from DLJ Real Estate Capital Partners, where he ran the Los Angeles office. He previously worked in investment banking in New York, London and Frankfurt. Mr. Glaubach has served on the Board of Directors of Montage Hotels & Resorts and as an Adjunct Professor of Real Estate at the University of Southern California. He holds a B.A. from Harvard College, a J.D. from Harvard Law School and an M.B.A. from Harvard Business School.

We believe that Mr. Glaubach’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in finance and real estate, including through his current or previous roles at Ares Real Estate and DLJ Real Estate Capital Partners.

Nominee	Business Experience and Qualifications
Andrew E. Holm Director Age: 42 Director Since 2025
Andrew E. Holm has served as a director since April 2025. Mr. Holm is a Partner and Head of U.S. Diversified Equity for Ares Real Estate, positions he has held since 2013 and March 2025, respectively. Additionally, he serves as a member of various investment committees of Ares Real Estate, including Ares Real Estate’s Global and Debt Investment Committees and the AREIT Advisors Committee. Prior to joining Ares in 2013, Mr. Holm was a Principal at AREA Property Partners, where he focused on sourcing and executing real estate investments across asset classes. Previously, he was an Analyst at Lazard in the real estate investment banking group. Mr. Holm serves on the Board of Trustees of the Ethical Culture Fieldston School. Mr. Holm holds a B.A., summa cum laude, from Harvard College in Government.
We believe that Mr. Holm’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in finance and real estate, including through his current or previous roles at Ares Real Estate and AREA Property Partners.

Charles B. Duke Director Age: 68 Director since 2006 Chairman of Audit Committee Member of Conflicts Resolution Committee
Charles B. Duke has served as an independent director of our Board of Directors since January 2006. Mr. Duke has also served as an independent director on the board of Ares Industrial Real Estate Income Trust Inc. (“AIREIT”) since February 2016 and on the board of Industrial Property Trust Inc. (“IPT”) from March 2013 through May 2020. Mr. Duke also served as an independent director on the board of directors of Industrial Income Trust Inc. (“IIT”) from December 2009 until November 2015. Mr. Duke is currently founder and Chief Executive Officer of To Table Inc. (“To Table”), a retailer of specialty gourmet foods. Prior to founding To Table in November 2014, Mr. Duke was involved in the management of two ink jet cartridge remanufacturers and aftermarket suppliers: Mr. Duke served as Executive Vice President of IJR, Inc. in Phoenix, Arizona, from October 2012 to July 2014, and as the founder, President and Chief Executive Officer of Legacy Imaging, Inc. from 1996 through 2012. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president, and owner of Careyes Corporation, a private bank, registered investment advisor and a member of FINRA based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing, and valuation activities. Mr. Duke graduated from Hamilton College with a Bachelor’s Degree in Economics and English.

Our Board of Directors has determined that Mr. Duke is the audit committee financial expert. We believe that Mr. Duke’s qualifications to serve on our Board of Directors include his considerable experience in financial matters, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization, and we believe his business management experience is valuable in terms of providing director leadership.

Nominee	Business Experience and Qualifications
John P. Woodberry Director Age: 63 Director since 2006 Member of Audit Committee Chairman of Conflicts Resolution Committee Chairman of Nominating and Corporate Governance Committee
John P. Woodberry has served as an independent director of our Board of Directors since January 2006. He also served as a member of the Board of Trustees, the Special Committee, and the Audit Committee for IPT and as the Chairman of the Special Committee and Audit Committee from May 2020 until July 2020 when its remaining assets were sold and the company was dissolved. Mr. Woodberry has been active in finance and investing since 1991. From July 2019 to present, Mr. Woodberry has worked at the investment banking firm W.G. Nielsen & Co. From July 2019 to August 2021, Mr. Woodberry was a Director and from August 2021 to present he has been a Managing Director. From 2012 to July 2019, Mr. Woodberry served as Portfolio Manager for Woodberry Holdings, LLC, a family office with investments in venture capital, hedge funds, private companies, and public equities. From 2016 to present, Mr. Woodberry has served as the Chairman of the Board of American Marksman, LLC, an early stage recycling and munitions company. From 2014 to 2021, Mr. Woodberry served as the Chairman of the Board for AgPixel, LLC, an agriculture services company. From 2007 to 2012, Mr. Woodberry worked at Passport Capital, LLC where he served as a Senior Managing Director and Portfolio Manager for Capital Markets and India. From 2004 to 2007, Mr. Woodberry was the President and Portfolio Manager of Independence Capital Asset Partners, LLC. Previously, from 2001 to 2004, Mr. Woodberry was a Senior Research Analyst at Cobalt Capital, LLC, a New York City based hedge fund. From 1998 to 2001, Mr. Woodberry worked for Minute Man Capital Management, LLC and Trident Investment Management, LLC, each a New York City based hedge fund. From 1995 to 1998, Mr. Woodberry worked at Templeton Investment Council Ltd. Mr. Woodberry has a Master’s Degree in Business Administration from Harvard Business School and a Bachelor of Arts Degree from Stanford University.
We believe that Mr. Woodberry’s qualifications to serve on our Board of Directors include his depth of experience in finance, capital markets, and investment management. His managerial roles at various hedge funds, including his experience as President and Portfolio Manager of Independence Capital Asset Partners, LLC, provide him with leadership experience that we believe is valuable to our Board of Directors in fulfilling its duties.

Nominee	Business Experience and Qualifications
Paula Schaefer Director Age: 67 Director since 2025 Member of Audit Committee Member of Conflicts Resolution Committee Member of Nominating and Corporate Governance Committee
Paula Schaefer has served as an independent director of our Board of Directors since April 2025. From 2013 to 2024, Ms. Schaefer held various roles at Clarion Partners, a global real estate investment manager, including serving as Senior Vice President of Multifamily Asset Management from August 2015 to June 2024, CEO of Clarion Partners Securities from November 2013 to June 2024 and Chief Operating Officer of the Client Capital Management Group from May 2013 to August 2015. In 2012, she served as the Chief Operating Officer of Christies International Real Estate. From 1995 to 2010, she served in various roles in asset management, fund management and investor relations at Morgan Stanley Real Estate, including Managing Director, Head of European Asset Management, Global Chief Administrative Office and Head of Investor Relations. Prior to joining Morgan Stanley, Ms. Schaefer served in roles related to asset management and acquisitions at Reichmann International, The Yarmouth Group and Cadillac Fairview Shopping Centers. She began her career at PricewaterhouseCoopers and is a Certified Public Accountant. She is currently on the boards of the Steers Center for Real Estate at Georgetown University, Rye Historical Society and Talley Management Group. Ms. Schaefer earned a B.A. degree from Georgetown University and an M.B.A. from University of Pennsylvania, Wharton School.

We believe that Ms. Schaefer’s qualifications to serve on our Board of Directors include her extensive experience in real estate investment management with a broad global experience in asset management, acquisitions, capital raising and fund management. This experience provides a valuable perspective on the various facets of the real estate industry.

Bryan B. Sanchez Director Age: 49 Director since 2026 Member of Nominating and Corporate Governance Committee Member of Conflicts Resolution Committee
Bryan B. Sanchez has served as an independent director of our Board of Directors since April 2026. Since 2024, Mr. Sanchez has served as a Senior Advisor at Boston Consulting Group in the Cities, Real Estate and Infrastructure practice, Vice Chair of the Board of Directors of the Harris County Housing Finance Corporation and as an independent member of the Investment Committee of DDELTA Real Estate Investments. From 2021 to 2023, Mr. Sanchez served as Chief Executive Officer of Lionstone Investments, a real estate investment firm. From 2016 to 2021, he served as Chief Investment Officer and Shareholder, and from 2012 to 2016, as Senior Vice President, Portfolio Management. From 2005 to 2012, he served in roles of increasing responsibility in acquisitions at Lionstone Investments. From 2004 to 2005, Mr. Sanchez served as an Associate at Verde Realty. From 1998 to 2002, he served as Chief of Staff to the Chairman and Chief Executive Officer of Seven Seas Petroleum Inc., a publicly traded oil and gas company. Mr. Sanchez holds an M.B.A. from Harvard Business School and a B.A. in Economics from Georgetown University.
We believe that Mr. Sanchez’s qualifications to serve on our Board of Directors include his extensive experience in real estate investment and asset management, his leadership of institutional investment platform, and his expertise in capital allocation, portfolio management and strategic growth, which provide valuable insight to our Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR IDENTIFIED ABOVE.

CORPORATE GOVERNANCE
Board Leadership Structure
We separate the roles of the Co-Presidents and Chairman of our Board of Directors because we currently believe that the different roles can best be filled by different people who have different experiences and perspectives. Mr. Jay W. Glaubach and Mr. Jeffrey W. Taylor serve as Co-Presidents of the Company and are responsible for the execution of our business strategy and day-to-day operations. One of our interested directors, Mr. Roth, serves as Chairman of our Board of Directors, and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our operational and investment objectives, and oversight of our management team. We believe that Mr. Roth’s experience and background make him highly qualified to lead our Board of Directors in the fulfillment of its duties.
As an interested director, Mr. Roth may not participate as a director in determining the compensation of our Advisor, the renewal of the Amended and Restated Advisory Agreement (2025), effective as of April 30, 2025 (the “Advisory Agreement”), or any other transactions or arrangements that we may enter into with regard to our Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with our Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with our Advisor see “Certain Relationships and Related Party Transactions” in this Proxy Statement.
Oversight of Risk Management
Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, cybersecurity, and compliance activities.
We, through our Advisor, maintain internal audit, compliance and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.
We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Our Conflicts Resolution Committee, Audit Committee, and Nominating and Corporate Governance Committee consist entirely of independent directors.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of the Advisor and our officers and directors, including our principal executive officer and our principal financial officer. A copy of the Code of Business Conduct and Ethics may be found under the “Corporate Governance” section of our website at www.areswms.com/solutions/areit. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics. We presently intend to disclose amendments and waivers, if any, of the Code of Business Conduct and Ethics on our website.
Our internet address is www.areswms.com/solutions/areit. We make available, free of charge through a link on our website, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202, Attention: Investor Relations.
Board and Committee Meetings
During the year ended December 31, 2025, our Board of Directors held 12 meetings. No director attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors (held during the period for which he or she has been a director) and the committees on which such director served (during the periods that he or she served). The Board of Directors has three standing committees: the Audit Committee, the Conflicts Resolution Committee, and the Nominating and Corporate Governance Committee. During 2025, the Audit Committee met four times, the Nominating and Corporate Governance Committee met two times, and the Conflicts Resolution Committee met three times. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2025, none of our directors attended the Annual Meeting.
Audit Committee. The members of our Audit Committee are Messrs. Duke and Woodberry and Ms. Schaefer, each of whom is an independent director. Mr. Duke is the chairman of our Audit Committee. Our Audit Committee operates under a written charter, a copy of which is available under the “Corporate Governance” section of our website at

www.areswms.com/solutions/areit. The Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.
Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by (i) reviewing the financial information to be provided to stockholders and others, (ii) reviewing our system of internal controls, which management has established, (iii) overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and (iv) overseeing certain areas of risk management. In addition, the audit committee discusses with management our major financial risk exposures and enterprise risk management, including our cybersecurity, data privacy, related regulatory risks and other risk exposures relevant to our computerized information system controls and security (including in 2024, Ares Management's strategy with respect to the use of artificial intelligence) and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

Conflicts Resolution Committee. The members of our Conflicts Resolution Committee are Messrs. Duke and Sanchez and Ms. Schaefer, each of whom is an independent director. Mr. Woodberry is the chairman of the Conflicts Resolution Committee. The purpose of the Conflicts Resolution Committee is to assess conflicts of interest between us and Ares or its affiliates, including our Advisor, when such matters are referred to the committee by our Board of Directors. Upon referral of a matter involving a potential conflict of interest, the committee is responsible for reviewing and evaluating the terms and conditions of the proposed transaction, determining whether it is in the best interests of the Company and its stockholders and fair and reasonable to the Company, and making recommendations to the Board with respect to such matters. The committee is also authorized to retain independent advisors, at the Company’s expense, as it deems necessary or desirable in connection with the performance of its duties.
Compensation Committee. We do not have a standing Compensation Committee. Our Board of Directors may establish a Compensation Committee in the future to administer our equity incentive plan. The primary function of a Compensation Committee would be to administer the granting of awards to our independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with the equity incentive plan. A Compensation Committee, if formed, will consist entirely of our independent directors. We do not have a charter that governs the process of setting compensation. For information regarding the determination of compensation to our Advisor and its affiliates, see the “Compensation involving the Advisor and its Affiliates” section included in this Proxy Statement.
Nominating and Corporate Governance Committee. The members of our Nominating and Corporate Governance Committee are Messrs. Woodberry and Sanchez and Ms. Schaefer, each of whom is an independent director. Mr. Woodberry is the chairman of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available under the “Corporate Governance” section of our website at www.areswms.com/solutions/areit. The primary functions of the Nominating and Corporate Governance Committee are to assist our Board of Directors in (i) identifying individuals qualified to become members of our Board of Directors; (ii) recommending candidates to our Board of Directors to fill vacancies on the board; (iii) recommending committee assignments for directors to the full board; and (iv) advising our Board of Directors on certain other corporate governance matters.
Prior to each annual meeting of stockholders at which directors are to be elected or reelected, or after a vacancy arises on the Board of Directors or a director advises the Board of Directors of his or her intent to resign, the Nominating and Corporate Governance Committee recommends to the Board of Directors candidates the Nominating and Corporate Governance Committee finds to be well-qualified and willing and available to serve. The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of our Nominating and Corporate Governance Committee. In evaluating potential Board of Directors candidates, the Nominating and Corporate Governance Committee may consider the following criteria, as appropriate: (i) personal and professional integrity, ethics and values; (ii) experience in corporate management; (iii) experience in the Company’s industry; (iv) diversity of experience, profession, skill and background, both on an individual level and in relation to the Board of Directors as a whole; (v) experience as a board member of another publicly held company; (vi) academic expertise in an area of the Company’s operations; and (vii) practical and mature business judgment. Our Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for a prospective nominee. Our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, but when evaluating candidates for nomination as new directors, the Nominating and Corporate Governance Committee seeks to consider candidates with diverse backgrounds in terms of knowledge, experience, skills, and other characteristics. Further, the Nominating and Corporate

Governance Committee remains committed to ensuring that individuals evaluated for future vacancies reflect a broad mix of backgrounds and experience.
Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Delegation of Authority to AREIT Advisors Committee. Our Board of Directors has delegated certain responsibilities with respect to certain investment, disposition, real estate debt securities, leasing, capital expenditure, mortgage origination, co-lending, borrowing and refinancing decisions to the AREIT Advisors Committee, which is part of the Combined Diversified Advisors Committee of the Advisor, and/or certain individuals at the Advisor who are senior members of the AREIT Advisors Committee. The AREIT Advisors Committee does not have authority over any transactions between us and the Advisor, a member of the Board of Directors, or any of their affiliates. The AREIT Advisors Committee is not a board committee but rather is the Advisor’s investment and management committee for the Company and consists of certain of our officers and officers of the Advisor.
Our Board of Directors, including a majority of the independent directors, must approve all real property acquisitions for a purchase price greater than $200.0 million. The functions delegated to our officers and to the AREIT Advisors Committee are subject to an annual review by our Board of Directors to ensure that the delegation of authority remains appropriate.
Employee, Officer and Director Hedging
We do not have a hedging policy at this time. For the year ended December 31, 2025, there were no hedging transactions by any of our officers and directors or by any officers or employees of the Advisor, the Sponsor and their affiliates, or any of their designees.
Insider Trading Policies
We have adopted an Insider Trading Policy (“Policy”) governing the purchase, sale and other dispositions of our securities by directors, officers and employees of the Company or the Advisor that is designed to promote compliance with insider trading laws, rules, and regulations. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with all applicable insider trading laws, rules and regulations. A copy of the Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Stock Option Policy
Although we have the ability to grant stock options pursuant to our Equity Incentive Plan (as defined below), we have not done so and currently do not intend to do so. As such, we have not adopted a policy regarding the timing of awards of options. We will consider adopting such a policy if in the future we determine to grant such stock options.
Stockholder and Interested Party Communications with Directors
We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:
The Board of Directors of Ares Real Estate Income Trust Inc.
c/o Mr. Joshua J. Widoff, Partner, Secretary
One Tabor Center
1200 Seventeenth Street, Suite 2900
Denver, Colorado 80202
All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to our director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS
The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each individual for at least the past five years follows the table, other than Jay W. Glaubach whose experience is described above with the biographies of the directors on the Board of Directors. All officers serve at the discretion of our Board of Directors.

Name	Age	Position
Jay W. Glaubach	49	Partner, Co-President
Jeffrey W. Taylor	53	Partner, Co-President
Taylor M. Paul	46	Managing Director, Chief Financial Officer and Treasurer
Jeffrey W. Taylor has served as our Partner, Co-President since July 2021 and Managing Director, Co-President from December 2019 to June 2021. Additionally, he serves as a member of the AREIT Advisors Committee and the Combined Industrial Advisors Committee (the “CIAC”). Mr. Taylor has had a long tenure at the Company and is familiar with its day-to-day operations, having served as our Managing Director of Shareholder Operations since April 2017 and previously served as our Senior Vice President of Shareholder Operations from September 2012 to April 2017. Since January 2026, Mr. Taylor has served as Co-Chief Executive Officer of Ares Management Capital Markets LLC (“AMCM” or the “Dealer Manager”). Prior to assuming this position, Mr. Taylor served as Global Chief Operating Officer of Ares Wealth Management Solutions, LLC (“AWMS”) beginning in March 2024, and served as Co-Head of the Private Wealth Group within AWMS beginning in June 2023. AWMS was consolidated with and into AMCM in January 2026. Additionally, Mr. Taylor has served as a member of the investment committees of the Advisor since July 2021. From July 2021 to June 2023, Mr. Taylor served as Head of Product for the Private Wealth Group within AWMS. Prior to joining Ares in July 2021, he served as Managing Director, Chief Operating Officer of our former sponsor beginning in January 2017 and Senior Vice President of Operations of our former sponsor beginning in 2009. Mr. Taylor has also served in similar capacities at other companies sponsored by affiliates of our former sponsor. In those roles, he had responsibilities with respect to shareholder operations, product management and development, coordination of risk management programs and certain other business operations. Mr. Taylor’s background includes investment management, risk management, product management, operating company analysis and strategic planning within financial services companies. Prior to joining us and our former sponsor, Mr. Taylor served in various positions with INVESCO Funds Group, most notably in management roles within the investment division and the distribution company as well as positions within the transfer agency. Mr. Taylor also served on the Board of Directors of the Institute for Portfolio Alternatives from 2019 through 2021. Mr. Taylor holds a Bachelor’s degree from Pennsylvania State University and a Master’s degree in Business Administration from the University of Colorado at Denver. In addition, Mr. Taylor is a CFA Charterholder.
Taylor M. Paul is our Managing Director who has served as our Chief Financial Officer and Treasurer since December 2023. He has served as our Chief Accounting Officer since March 2018. Additionally, he serves as a member of the AREIT Advisors Committee. Mr. Paul has held various positions with us and our former sponsor since 2006, including as Senior Vice President, Chief Accounting Officer from 2018 to 2021. He has also held similar leadership roles at other companies sponsored by affiliates of our former sponsor. Mr. Paul is a Managing Director who has served as Chief Accounting Officer in the Ares Finance and Accounting Department since July 2021. Mr. Paul is also a Managing Director who has served as the Chief Financial Officer and Treasurer for AIREIT since November 2025. Since February 2019, Mr. Paul’s responsibilities have included financial reporting, corporate and property accounting, financial planning and analysis and treasury management. In his current role, Mr. Paul oversees all aspects of our accounting, budgeting, financial reporting functions and certain treasury management and compliance functions for the Company. Prior to joining us, Mr. Paul was with KPMG LLP from 2003 to 2006. Mr. Paul holds a Bachelor’s Degree in Accounting and Spanish from Southwestern University in Georgetown, Texas and is a CPA (inactive) in the state of Colorado.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
We pay each of our independent directors an annual retainer of $90,000 ($22,500 per quarter) and $2,500 for each regular Board of Directors meeting in excess of 16 per year attended in person or by telephone. We also pay our independent directors that serve on the applicable committees an annual retainer of $15,000 ($3,750 per quarter) for serving on the Audit Committee and an annual retainer of $5,000 ($1,250 per quarter) for serving on the Nominating and Corporate Governance Committee, except that we pay the chairpersons of such committees annual retainers of $25,000 ($6,250 per quarter) and $15,000 ($3,750 per quarter) respectively. In addition, we also pay our independent directors $2,500 per meeting of the Conflicts Resolution Committee in which they attend in person or by telephone, except that we pay the chairperson of such committee $3,000 per meeting in which they attend in person or by telephone. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our independent directors, based upon recommendations from our Advisor. Certain of our executive officers may, in their capacities as officers and/or employees of our Advisor, participate in recommending compensation for our directors.
RSU Awards
In addition, at each annual meeting of stockholders the independent directors automatically, upon election, receive an award (“Annual Award”), pursuant to the Equity Incentive Plan (as defined below), of $75,000 in restricted stock units (“RSUs”) with respect to Class I-R or Class I-PR shares of our common stock, with the number of RSUs based on the applicable net asset value (“NAV”) per Class I-R or Class I-PR share as of the end of the day of the annual meeting. In the event our independent directors are "holdover" directors (i.e., they are not affirmatively elected at the annual meeting but remain members of the Board of Directors, such as due to an annual meeting of stockholders being permanently adjourned due to a lack of quorum), the independent directors will still receive an Annual Award of $75,000 in RSUs as if they were affirmatively elected. Independent directors appointed after an annual meeting will, upon appointment, receive a pro rata Annual Award, with the number of RSUs based on the applicable Class I-R or Class I-PR NAV as of the end of the day of appointment and reflecting the number of days remaining until the one-year anniversary of the prior annual meeting of stockholders (or, if earlier and if scheduled as of the day of appointment, the date of the next scheduled annual meeting of stockholders).
RSUs vest if and when the director completes the term for which he or she was elected/appointed (or for which he or she served as a holdover director). Unvested awards also vest in the event of death or disability of the director or upon a change of control of the Company. Unvested awards are forfeited if the director’s term in office terminates prematurely for any other reason. The directors may elect to defer settlement of vested awards in shares pursuant to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
The independent directors accrue dividend equivalents on unsettled RSUs, in amounts and with accrual dates that mirror the dividend amounts and payment dates on the underlying Class I-R or Class I-PR shares. Any such dividend equivalent is paid in the form of additional RSUs, is subject to the same terms and vesting as the underlying RSUs with respect to which the dividend equivalents are paid, and is settled in shares at the same time as the underlying RSUs with respect to which the dividend equivalents are paid.
The following table sets forth information concerning the compensation of our independent directors for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Charles B. Duke	$122,500	$75,000	$4,129	$201,629
Daniel J. Sullivan(4)	$27,500	—	$2,802	$30,302
John P. Woodberry	$129,000	$75,000	$4,129	$208,129
Brian P. Mathis(5)	$102,500	$75,000	$4,129	$181,629
Paula Schaefer	$90,000	$75,000	$1,327	$166,327
______________________
(1)Includes fees earned or paid in 2025.

(2)The independent directors’ Annual Award in 2025 was $75,000 in RSUs as of the date of grant. Based on the NAV of $7.7262 on the grant date of August 1, 2025, Messrs. Duke, Woodberry and Mathis and Ms. Schaefer received 9,707.230 Class I-R RSUs. The values in this column may not correspond to the value of the award at the time the RSUs vest. As of December 31, 2025, Messrs. Duke, Woodberry, and Mathis and Ms. Schaefer held 9,707.230 shares of unvested restricted stock.
(3)Reflects the dollar value of dividend equivalents earned during 2025 with respect to RSUs that had not yet vested.
(4)Mr. Sullivan resigned from his position as one of our independent directors on April 3, 2025. Concurrent with Mr. Sullivan’s resignation, our Board of Directors elected Ms. Schaefer as an independent director.
(5)Mr. Mathis resigned from his position as one of our independent directors on April 7, 2026. Concurrent with Mr. Mathis' resignation, our Board of Directors elected Mr. Sanchez as an independent director.
Executive Compensation
Compensation Discussion and Analysis
Because our Advisory Agreement provides that our Advisor assumes principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of our Advisor or its affiliates, they devote such portion of their time to our affairs as is required for the performance of the duties of our Advisor under the Advisory Agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. See “Certain Relationships and Related Party Transactions” below for a summary of the fees and expenses payable to our Advisor and its affiliates.
Compensation Committee Report
We do not currently have a Compensation Committee, however, our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. The independent directors listed below reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) above with management. Based on such independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.

INDEPENDENT DIRECTORS:

Charles B. Duke John P. Woodberry Brian P. Mathis* Paula Schaefer
* Mr. Mathis recommended that the CD&A be included in this Proxy Statement prior to his resignation from and prior to Mr. Sanchez's appointment to the Board of Directors on April 7, 2026.
The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Compensation Committee Interlocks and Insider Participation
We do not currently have a Compensation Committee, however, we intend that our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. None of our independent directors served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2025, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2025, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.
We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our Compensation Committee, if formed.

Equity Incentive Plans
Equity Incentive Plan
On April 3, 2025, the Board of Directors adopted the Equity Incentive Plan (the “Equity Incentive Plan”) to enable us, our Advisor and certain other related parties to obtain and retain the services of eligible individuals who are important to our long-term success by offering such individuals an opportunity to participate in our growth through the ownership of our stock. The Equity Incentive Plan provides for the granting of cash-based awards and stock-based awards, including stock options, stock appreciation rights, restricted stock, and stock units to our employees (if we have any in the future), our independent directors, employees of the Advisor or its affiliates, other advisors and consultants of ours and of the Advisor selected by the plan administrator for participation in the Equity Incentive Plan, and any prospective director, officer, employee, consultant, or advisor of the Company and the Advisor. Our Board of Directors administers the Equity Incentive Plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and determine all the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals.
Expired Equity Incentive Plans
On March 12, 2015, the Board of Directors adopted the Second Amended and Restated Equity Incentive Plan (the “Initial Plan”) and the Amended and Restated Secondary Equity Incentive Plan (the “Secondary Plan,” and together with the Initial Plan, the “Prior Plans”). The Prior Plans were approved by our stockholders on June 23, 2015 and automatically expired on March 12, 2025. The Prior Plans provided for the granting of cash-based awards and stock-based awards, including stock options, stock appreciation rights, restricted stock, and stock units to eligible participants under the respective plan. Our Board of Directors administered the Prior Plans as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and determine all the terms and conditions of the awards. Under the Prior Plans, Annual Awards were granted to independent directors upon election at each annual meeting of stockholders. Generally, the RSUs granted under the Prior Plans vest if and when a director completed the term for which he or she was elected/appointed. Unvested awards would also vest in the event of death or disability of the director or upon a change of control of the Company.
The following table gives information regarding our equity incentive plans as of December 31, 2025.

	Equity Compensation Plan Information
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan(2)
Equity compensation plan approved by security holders . . . . . . . . . . . . . . . . . .	—		$—	—
Equity compensation plan not approved by security holders	38,829	(3)	—	4,961,171
Total / Weighted Average	38,829		$—	4,961,171
______________________
(1)RSUs with respect to Class I-R shares of our common stock that were granted to our independent directors and had not been settled as of December 31, 2025 are included in the number of securities to be issued upon exercise of outstanding options, warrants, and rights but are not reflected in the weighted-average exercise price of outstanding options, warrants, and rights.
(2)Under the Equity Incentive Plan, an aggregate maximum of 5.0 million shares of our common stock may be issued upon grant, vesting or exercise of awards under the Equity Incentive Plan.
(3)Amount represents the number of RSUs with respect to Class I-R shares of our common stock that were granted to our independent directors and had not yet vested as of December 31, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of April 8, 2026, the amount of each class of our common stock and OP Units beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than five percent of the outstanding shares and OP Units of such class, (ii) our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.
Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202.

Name and Address of Beneficial Owner(1)	Amount	Nature of Beneficial Ownership	Percent of Applicable Class
David A. Roth (Chairman and Director)	33,468**	Class I-R shares	*
	65,343	Class I-R OP Units
Jay W. Glaubach (Director and Partner, Co-President)	57,472	Class I-R shares	*
	48,750	Class I-R OP Units
Andrew E. Holm (Director)	48,750	Class I-R OP Units	*
Charles B. Duke (Independent Director)	62,169	Class I-R shares	*
John P. Woodberry (Independent Director)	55,580	Class I-R shares	*
Paula Schaefer (Independent Director)	—	—	*
Bryan B. Sanchez (Independent Director)	—	—	*
Jeffrey W. Taylor (Partner, Co-President)	35,672**	Class I-R shares	*
	13,295	Class I-R OP Units
Taylor M. Paul (Managing Director, Chief Financial Officer and Treasurer)	7,168**	Class I-R shares	*
	17,727	Class I-R OP Units
Beneficial ownership by all directors and executive officers as a group (nine persons)	445,394	Total shares	*
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*Less than 1%.
** Distribution reinvestment plan shares are included in these totals.
(1)Each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable upon redemption of OP Units are treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the OP Units, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Advisory Agreement
We rely on our Advisor to manage our day-to-day activities and to implement our investment strategy. We, our Operating Partnership, and our Advisor are party to the Advisory Agreement. The Advisory Agreement expires on April 30 of each calendar year, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods.
Under the terms of the Advisory Agreement, the Advisor will use commercially reasonable efforts, subject to the oversight, review and approval of our Board of Directors, to perform the following:
•Participate in formulating an investment strategy and asset allocation framework consistent with achieving our investment objectives;
•Assist our Board of Directors in developing, overseeing, implementing, and coordinating our monthly NAV procedures;
•Provide information about our properties and other assets and liabilities to the independent valuation firm and other parties involved in determining our monthly NAV;
•Research, identify, review, and recommend to our Board of Directors for approval real property and real estate-related acquisitions and dispositions consistent with our investment policies and objectives;
•Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of real properties and real estate-related investments will be made;
•Actively oversee and manage our real property and real estate-related investment portfolios for purposes of meeting our investment objectives;
•Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems, and other administrative services on our behalf;
•Select joint venture partners, structure corresponding agreements, and oversee and monitor these relationships; and
•Arrange for financing and refinancing of our assets.
The independent directors will evaluate the performance of our Advisor before renewing the Advisory Agreement. The Advisory Agreement may be terminated:
•Immediately by us for “cause” (as defined in the Advisory Agreement) or upon the bankruptcy of our Advisor;
•Without cause or penalty by a majority of our independent directors upon 60 days’ written notice; or
•With “good reason” (as defined in the Advisory Agreement) by our Advisor upon 60 days’ written notice.
In the event of the termination of the Advisory Agreement, our Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.
Under the Advisory Agreement, if we engage affiliates of the Advisor (“Product Specialists”) to provide certain specialist services to us, the Operating Partnership or any of our subsidiaries pursuant to a separate agreement approved by our independent directors, the fees and expense reimbursements paid to the Product Specialist will not be subject to the provisions of the Advisory Agreement or affect the compensation and expense reimbursements paid to the Advisor and its affiliates for services provided pursuant to the Advisory Agreement.
Student Housing Investment Arrangement
Affiliates of Timberline Real Estate Ventures (“Timberline”), a fully integrated, operationally focused privately held real estate operator and investment manager specializing in the development, acquisition and operation of student housing, multifamily, and mixed-use retail/residential communities, have entered into a joint venture with affiliates of the Advisor to create a Product Specialist (collectively, with its affiliated entities, the “Student Housing Product Specialist”). We will, through the Operating Partnership and our subsidiaries, enter into the agreements described in further detail below with the Student Housing Product Specialist in connection with student housing investments. More specifically, for each student housing investment by us made through the Student Housing Product Specialist, the Student Housing Product Specialist

will be retained under a management services agreement, engaged as property manager under a property management agreement and receive a profits interest through the Operating Partnership in such investment. The Advisor or its affiliates will have an economic interest in these agreements except the profits interests, with respect to which the Advisor and its affiliates will have no economic interest.
Each such student housing investment will be made through a subsidiary of ours (each, an “AREIT TREV Vehicle”) that will be 100% owned, managed and controlled by us as the managing member of the operating company. Pursuant to a management services agreement, in consideration for the sourcing of student housing investments by the Student Housing Product Specialist, the Student Housing Product Specialist will be paid a reasonable market rate acquisition fee by the AREIT TREV Vehicle. In addition, in consideration of supervision of property management by the Student Housing Product Specialist, as well as management of our investment and certain accounting and tax reporting duties, the Student Housing Product Specialist will be paid a property management oversight fee by the AREIT TREV Vehicle based on reasonable market rates for such duties. To the extent that renovation work with respect to an investment of ours is approved by us, the Student Housing Product Specialist will be paid a reasonable market rate construction management fee. With respect to each student housing investment made under this arrangement, an affiliate of the Student Housing Product Specialist will receive a profits interest through the Operating Partnership, with respect to which the Advisor and its affiliates will have no economic interest.
As of and for the year ended December 31, 2025, there have been no student housing investments made through this arrangement nor have any fees been incurred with the Student Housing Product Specialist.
Affiliated Investments, Joint Ventures or Co-Lending Arrangements
From time to time, we enter into joint ventures, co-lending arrangements or other affiliated co-investments with, or managed by, our Sponsor or affiliates of our Advisor. As of December 31, 2025, we had $439.6 million of investments in joint ventures, co-lending arrangements or other affiliated co-investments with, or managed by, our Sponsor or affiliates of our Advisor. Although our Sponsor or affiliates of our Advisor may earn compensation from other parties in connection with these joint ventures, we did not pay any additional compensation to our Sponsor or Advisor or affiliates of our Advisor in connection with these joint ventures other than those paid pursuant to the Advisory Agreement and described below. In some cases, joint venture partnerships in which we have an ownership interest have, and may in the future, purchase, sell or otherwise transact in loans with, to or from affiliates of the Advisor.
On October 17, 2025, we entered into a subscription agreement with Apogee SPV, an affiliate of the Advisor. Pursuant to the subscription agreement, on November 3, 2025, we issued and sold to Apogee SPV 25.4 million Class B shares in a private placement that generated gross aggregate proceeds of $200.0 million, capitalized by the Sponsor and an institutional investor for the securities. The Class B shares purchased by Apogee SPV are subject to a three-year lock-up from the date of purchase. Apogee SPV has the ability to, after this three-year lock up period, redeem up to $5.0 million of shares per quarter, with such redemptions not subject to, nor eligible for redemption under, the terms of our share redemption program. Apogee SPV also has the ability to, from time to time, require us to exchange its Class B shares for Class I-PR shares of our common stock on a one-for-one basis, up to an amount that, after giving effect to such exchange would beneficially cause Apogee SPV to beneficially own no more than 4.90% of the number of shares of common stock with voting rights.
On November 15, 2024, our board of directors approved a mortgage loan origination program (the “Origination Program”), pursuant to which we originate mortgage loans and then subsequently sell the mortgage loans based on a third party valuation. The sales price of the mortgage loans is generally expected to exceed the value at which we originate the loans, due to the potential decrease in default risk resulting from the passage of time between origination and sale. Under the terms of the Origination Program, loans may be sold to affiliates of the Advisor, including joint venture partnerships in which we have an interest. Additionally, the Advisor is authorized to approve co-lending arrangements for mortgage loans originated under the program, including with affiliates of the Advisor. In each case, each party must be responsible for their own expenses and there may be no transaction, management or other fees paid by us (apart from fees and expenses paid pursuant to the Advisory Agreement). During the year ended December 31, 2025, we sold 11 loans, including one loan which was held for sale as of December 31, 2024, totaling $1.05 billion, equal to the carrying cost of the debt-related investments on the dates of sale, to a joint venture partnership in which we have an ownership interest.

Dealer Manager Agreements
The Dealer Manager provides dealer manager services (i) in connection with our public offerings pursuant to the terms of the Fourth Amended and Restated Dealer Manager Agreement, effective December 3, 2021 and (ii) in connection with our private offering pursuant to the terms of the Amended and Restated Dealer Manager Agreement, effective as of January 2, 2026 in each case by and among us, the Advisor and the Dealer Manager. The Dealer Manager is owned and controlled by Ares.

Advisory Agreement and Dealer Manager Agreement Fees and Expenses
The following is a description of the fees and expense reimbursements payable to the Advisor and the Dealer Manager.
Selling Commissions, Dealer Manager Fees and Distribution Fees (Class T-R, Class S-R, Class D-R and Class I-R Shares). We closed our fourth primary public offering effective July 2, 2024, pursuant to which we had offered Class T-R shares, Class S-R shares, Class D-R shares and Class I-R shares. We had paid the Dealer Manager upfront selling commissions with respect to Class T-R and Class S-R shares sold in the primary portion of our public offering and dealer manager fees with respect to Class T-R shares sold in the primary portion of our ongoing public offering. The upfront selling commissions and dealer manager fees were calculated as a percentage of the transaction price (generally equal to the most recent monthly NAV per share) at the time of purchase of such shares. All or a portion of the upfront selling commissions and dealer manager fees will be retained by, or reallowed to, participating broker dealers. In addition, the Dealer Manager is entitled to receive ongoing distribution fees based on the NAV of all outstanding Class T-R, Class S-R and Class D-R shares, including shares issued under our distribution reinvestment plan. The distribution fees will be payable monthly in arrears and will be paid on a continuous basis from year to year. The Dealer Manager will reallow all or a portion of the distribution fees to participating broker dealers and broker dealers servicing accounts of investors who own Class T-R, Class S-R, and/or Class D-R shares. The following table details the selling commissions, dealer manager fees and distribution fees applicable for each share class.

	Class T-R	Class S-R	Class D-R	Class I-R
Selling commissions (as % of transaction price)	up to 3.00%*	up to 3.50%	—%	—%
Dealer manager fees (as % of transaction price)	up to 1.50%*	—%	—%	—%
Distribution fees (as % of NAV per annum)	0.85%	0.85%	0.25%	—%
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*The sum of upfront selling commissions and upfront dealer manager fees on Class T-R shares may not exceed 3.50% of the offering price.
We will cease paying the distribution fees with respect to individual Class T-R, Class S-R and Class D-R shares when they are no longer outstanding, including as a result of a conversion to Class I-R shares. Each Class T-R, Class S-R or Class D-R share held within a stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I-R shares at the applicable conversion rate on the earliest of: (i) a listing of any shares of our common stock on a national securities exchange; (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets; and (iii) the end of the month in which the Dealer Manager, in conjunction with our transfer agent, determines that the total upfront selling commissions, upfront dealer manager fees and ongoing distribution fees paid with respect to all shares of such class held by such stockholder within such account (including shares purchased through the distribution reinvestment plan or received as stock dividends) equals or exceeds 8.75% (or a lower limit set forth in any applicable agreement between the Dealer Manager and a participating broker dealer, provided that the Dealer Manager advises our transfer agent of the lower limit in writing) of the aggregate purchase price of all shares of such class held by such stockholder within such account and purchased in a primary offering.
Selling Commissions, Dealer Manager Fees and Distribution Fees (Class S-PR, Class D-PR and Class I-PR Shares). On August 2, 2024, we initiated a private offering of Class S-PR shares, Class D-PR shares and Class I-PR shares (the “Private Offering”). We pay the Dealer Manager upfront selling commissions with respect to S-PR shares and D-PR shares sold in the primary portion of our Private Offering and dealer manager fees with respect to S-PR shares sold in the primary portion of our Private Offering. The upfront selling commissions and dealer manager fees are calculated as a percentage of the transaction price (generally equal to the most recent monthly NAV per share) at the time of purchase of such shares. All or a portion of the upfront selling commissions and dealer manager fees will be retained by, or reallowed to, participating broker dealers. In addition, the Dealer Manager is entitled to receive ongoing distribution fees based on the NAV of all outstanding Class S-PR shares and Class D-PR shares including shares issued under our distribution reinvestment plan. The distribution fees will be payable monthly in arrears and will be paid on a continuous basis from year to year. The Dealer Manager will reallow all or a portion of the distribution fees to participating broker dealers and broker dealers servicing accounts of investors who own Class S-PR shares and/or Class D-PR shares. The following table details the selling commissions, dealer manager fees and distribution fees applicable for each share class.

	Class S-PR	Class D-PR	Class I-PR
Selling commissions (as % of transaction price)	up to 3.00%*	up to 1.50%	—%
Dealer manager fees (as % of transaction price)	up to 1.50%*	—%	—%
Distribution fees (as % of NAV per annum)	0.85%	0.25%	—%
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*The sum of upfront selling commissions and upfront dealer manager fees on Class S-PR shares may not exceed 3.50% of the offering price.
We will cease paying the distribution fees with respect to individual Class S-PR shares and Class D-PR shares when they are no longer outstanding, including as a result of a conversion to Class I-PR shares. Class S-PR shares or Class D-PR shares held within a stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I-PR shares, at the applicable conversion rate on the earliest of: (i) a listing of any shares of our common stock on a national securities exchange; (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets; and (iii) the end of the month in which the Dealer Manager, in conjunction with our transfer agent, determines that the total upfront selling commissions, upfront dealer manager fees and ongoing distribution fees paid with respect to all shares of such class held by such stockholder within such account (including shares purchased through the distribution reinvestment plan or received as stock dividends) equals or exceeds the limit, if any, set forth in any applicable agreement between the Dealer Manager and a participating broker dealer (provided that the Dealer Manager advises our transfer agent of the lower limit in writing) of the aggregate purchase price of all shares of such class held by such stockholder within such account and purchased in a primary offering.
For the year ended December 31, 2025, the total equity capital raised was approximately $335.5 million and the total costs of raising capital, which include all upfront selling commissions, dealer manager fees, and distribution fees and other offering expenses, were approximately $3.8 million, which represented approximately 1.1% of the total capital raised.
Additional Underwriting Compensation and Primary Dealer Fee. We pay directly, or reimburse the Advisor and the Dealer Manager if they pay on our behalf, certain additional items of underwriting compensation, including legal fees of the Dealer Manager, costs reimbursement for registered representatives of participating broker-dealers to attend educational conferences sponsored by us or the Dealer Manager, attendance fees for registered persons associated with the Dealer Manager to attend seminars conducted by participating broker-dealers, and promotional items. In addition to this additional underwriting compensation, the Advisor may also pay the Dealer Manager additional amounts to fund certain of the Dealer Manager’s costs and expenses related to the distribution of our securities offering, which will not be reimbursed by us. Also, the Dealer Manager may pay supplemental fees or commissions to participating broker-dealers and servicing broker-dealers with respect to certain shares sold in the primary portion of our securities offerings, which will not be reimbursed by us. Through June 30, 2017, we paid to the Dealer Manager primary dealer fees in the amount of 5.0% of the gross proceeds raised from certain sales of Class I-R shares in the primary portion of our prior public offering. We currently do not intend to pay additional primary dealer fees in our securities offerings.
Organization and Offering Expense Reimbursement. We pay directly or reimburse the Advisor and the Dealer Manager if they pay on our behalf, any issuer organization and offering expenses (meaning organization and offering expenses other than underwriting compensation) as and when incurred. After the termination of the primary offering and again after termination of the offering under our distribution reinvestment plan, the Advisor has agreed to reimburse us to the extent that total cumulative organization and offering expenses (including underwriting compensation) that we incur exceed 15% of our gross proceeds from the applicable offering.
Advisory Fee and Operating Expense Reimbursement. The advisory fee consists of a fixed component and a performance component. The fixed component of the advisory fee includes a fee that is paid monthly to the Advisor for asset management services provided to on our behalf. The following table details the fixed component of the advisory fee:

Fixed Advisory Fee
% of applicable monthly NAV per Fund Interest (as defined below) x the weighted-average Fixed Component number of Fund Interests for such month (per annum)	1.10%
% of consideration received by us or our affiliates for selling interests in DST Properties to third-party investors, net of up-front fees and expense reimbursements payable out of gross sale proceeds from the sale of such interests (per annum)(1)	1.10%
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(1)We, through the Operating Partnership, have a program to raise capital in private placements exempt from registration under the Securities Act through the sale of beneficial interests in specific Delaware statutory trusts holding real properties, including properties currently indirectly owned by the Operating Partnership (the “DST Program”). Under the DST Program, each private placement will offer interests in one or more real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates (“DST Properties”).
The performance component of the advisory fee is a performance-based amount that is allocated to a wholly-owned subsidiary of the Advisor (the “Special OP Unitholder”). This amount is calculated on the basis of the overall investment return provided to holders of “Fund Interests” (i.e., our outstanding shares and OP Units held by third-party investors) in any calendar year such that the Special OP Unitholder will receive the lesser of (1) 12.5% of (a) the annual total return amount less (b) any loss carryforward, and (2) the amount equal to (x) the annual total return amount, less (y) any loss carryforward, less (z) the amount needed to achieve an annual total return amount equal to 5.0% of the NAV per Fund Interest at the beginning of such year (the “Hurdle Amount”). The foregoing calculations are calculated on a per Fund Interest basis and multiplied by the weighted-average Fund Interests outstanding during the year. In no event will the performance component be less than zero. Accordingly, if the annual total return amount exceeds the Hurdle Amount plus the amount of any loss carryforward, then the Special OP Unitholder will earn a performance component equal to 100% of such excess, but limited to 12.5% of the annual total return amount that is in excess of the loss carryforward. The “annual total return amount” referred to above means all distributions paid or accrued per Fund Interest plus any change in NAV per Fund Interest since the end of the prior calendar year, adjusted to exclude the negative impact on annual total return resulting from our payment or obligation to pay, or distribute, as applicable, the performance component of the advisory fee as well as ongoing distribution fees (i.e., our ongoing class-specific fees).The “loss carryforward” referred to above tracks any negative annual total return amounts from prior years and offsets the positive annual total return amount for purposes of the calculation of the performance participation allocation. The cumulative loss carryforward as of December 31, 2025 is zero. Realization of the loss carryforward is contingent on future performance. Even after the offset of the loss carryforward, future performance participation allocations will be subject to the Hurdle Amount. Additionally, the Advisor will provide us with a waiver of a portion of its fees generally equal to the amount of the performance participation allocation that would have been payable with respect to the Class E shares and the Series 1 Class E OP Units held by third parties until the NAV of such shares or units exceeds $10.00 a share or unit, the benefit of which will be shared among all holders of Fund Interests. As of December 31, 2025, all of the Class E OP Units issued and outstanding to third-party investors are Series 1 Class E OP Units.
The Special OP Unitholder owns 100 partnership units in the Operating Partnership constituting a separate series of partnership interests with special distribution rights, or the “Special Units.” If the Special OP Unitholder does not elect on or before the first day of a calendar year to have the performance component of the advisory fee paid as a fee to the Advisor, then it will be distributed on the performance participation interest to the Special OP Unitholder, as the holder of the Special Units. In such case, the performance component will be distributed in cash or Class I-R OP Units, at the election of the Special OP Unitholder. If the Special OP Unitholder elects to receive such distributions in Class I-R OP Units, the number of Class I-R OP Units to be issued to the Special OP Unitholder will be determined by dividing an amount equal to the value of the performance component by the NAV per Class I-R OP Unit as of the date of the distribution.
We will be responsible for our proportionate share of certain fees and expenses, including due diligence costs, as determined by our Advisor, including legal, accounting and financial advisor fees and related costs, incurred in connection with evaluating and consummating investment opportunities, regardless of whether such transactions are ultimately consummated by the parties thereto.
In addition, we reimburse the Advisor and its affiliates for the salaries and other compensation of its personnel in accordance with the Advisory Agreement based on the percentage of such personnel’s time spent on our affairs. Pursuant to the terms of our Advisory Agreement, we reimburse our Advisor and its affiliates for personnel (and related employment) costs and overhead (including, but not limited to, allocated rent paid, equipment, utilities, insurance, travel and entertainment, and other costs) incurred by the Advisor or its affiliates in performing the services under the Advisory Agreement, including, but not limited to, total compensation, benefits and other overhead of all employees involved in the performance of such services; provided, that we will not reimburse the Advisor or its affiliates for services for which the Advisor or its affiliates are entitled to compensation in the form of a separate fee, or for compensation of the Company’s named executive officers, unless the named executive officer provides services related to stockholder services.
The Advisor must reimburse us at least quarterly for reimbursements paid to the Advisor in any four consecutive fiscal quarters to the extent that such reimbursements to the Advisor cause our total operating expenses over such period to exceed the greater of (1) 2% of our average invested assets, which generally consists of the average of the aggregate book value of our assets invested, directly or indirectly, in equity interests in, and loans secured by, real estate, before reserves for depreciation, bad debts and other non-cash reserves, or (2) 25% of our net income, which is defined as our total revenues less total operating expenses for any given period excluding additions to reserves for depreciation, bad debts and other non-cash reserves. Such operating expenses will be calculated in accordance with generally accepted accounting principles and will include, but will not be limited to, items such as legal, accounting and auditing expenses, the advisory fee, transfer agent costs, D&O insurance, Board of Directors fees and related expenses, and expenses related to compliance with the Sarbanes-Oxley Act of 2002. Such operating expenses will not include (a) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer and registration of our shares; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with the Statement of Policy; and (f) acquisition fees, acquisition expenses, real estate commissions on the sale of property and other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property). To the extent that operating expenses payable or reimbursable by us exceed this limit and the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors which they deem sufficient, the Advisor may be reimbursed in future quarters for the full amount of the excess expenses, or any portion thereof, but only to the extent the reimbursement would not cause our operating expenses to exceed the limitation in any four consecutive fiscal quarters. Within 60 days after the end of any of our fiscal quarters for which total operating expenses for the 12 months then ended exceed the limitation, there shall be sent to the stockholders a written disclosure, together with an explanation of the factors the independent directors considered in arriving at the conclusion that the excess expenses were justified. Applying the definitions of total operating expenses, net income and average invested assets as defined by the Company’s charter, for the year ended December 31, 2025, the Company had total operating expenses of approximately $81.5 million, average invested assets of approximately $6.8 billion, and net income of approximately $70.1 million. Total operating expenses represented 1.2% of average invested assets and 116.3% of net income.
Fees for Other Services. We may retain the Advisor or certain of the Advisor’s affiliates, from time to time, for services relating to our investments or our operations, which may include property management services, or property management oversight, construction management services, specialized expertise and dedicated resources in specific areas of real property, real estate-related securities or debt investments, leasing or leasing oversight services, corporate services, statutory services, acquisition services, transaction support services (including but not limited to coordinating with brokers, lawyers, accountants and other advisors, assembling relevant information, conducting financial and market analyses, and coordinating closing procedures), construction and development management or oversight services, and loan management and servicing, and within one or more such categories, providing services in respect of asset and/or investment administration, accounting, technology, tax preparation, finance (including but not limited to budget preparation and preparation and maintenance of corporate models), treasury, operational coordination, risk management, insurance placement, human resources, legal and compliance, valuation and reporting-related services, as well as services related to mortgage servicing, group purchasing, healthcare, consulting/brokerage, capital markets/credit origination, property, title and/or other types of insurance, management consulting and other similar operational matters. Any fees or reimbursements paid to the Advisor’s affiliates for any such services will not reduce the advisory fees or any other fees or reimbursements that may otherwise be owed to the Advisor or its Affiliates pursuant to the Advisory Agreement. Any such arrangements will be at market rates or reimbursement of costs incurred by the affiliate in providing the services.
Property-Level Accounting Services. Pursuant to the Advisory Agreement effective as of May 1, 2022, we have agreed to pay the Advisor a property accounting fee in connection with providing services related to accounting for real property operations, including the maintenance of the real property’s books and records in accordance with GAAP and our policies, procedures, and internal controls, in a timely manner, and the processing of real property-related cash receipts and disbursements. The property accounting fee is equal to the difference between: (i) the property management fee charged with respect to each real property, which reflects the market rate for all real property management services, including property-level accounting services, based on rates charged for similar properties within the region or market in which the real property is located, and (ii) the amount paid to third-party property management firms for property management services, which fee is based on an arm’s length negotiation with a third party property management service provider (the difference between (i) and (ii), the “property accounting fee”).
Private Placements of Delaware Statutory Trust Interests
We have the DST Program to raise capital through private placement offerings by selling beneficial interests in specific Delaware statutory trusts holding real properties. Under the DST Program, each private placement offers interests in one or more real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates (“DST Properties”). DST Properties may be sourced from properties currently indirectly owned by the Operating Partnership or newly acquired properties. The underlying interests of real properties sold to investors pursuant to such private placements will be leased-back by an indirect wholly owned subsidiary of the Operating Partnership on a long-term basis. These master lease agreements are fully guaranteed by the Operating Partnership. Additionally, the Operating Partnership retains a fair market value purchase option giving it the right, but not the obligation, to acquire the interests in the Delaware statutory trusts from the investors at a later time in exchange for OP Units, cash or a combination of cash and OP Units. During the years ended December 31, 2025, 2024, and 2023, we sold approximately $1.2 billion, $797.0 million and $479.2 million, respectively, of gross interests related to the DST Program, $99.8 million, $63.3 million and $51.4 million of which were financed by the DST Program Loans (as defined below), respectively. During the years ended December 31, 2025, 2024, and 2023, we incurred rent obligations of approximately $92.9 million, $62.5 million and $57.9 million, respectively, under our master lease agreements with investors who are participating in the DST Program. Additionally, during the years ended December 31, 2025, 2024 and 2023, 27.8 million OP Units, 83.6 million OP Units and 27.3 million OP Units, respectively, were issued in exchange for DST Interests (as defined below) for a net investment of $220.7 million, $639.1 million and $228.3 million, respectively, in accordance with our UPREIT structure.
In order to facilitate additional capital raise through the DST Program, we may offer loans (“DST Program Loans”) to finance a portion of the sale of beneficial interests (the “DST Interests”) in the trusts holding DST Properties to potential investors. As of December 31, 2025, we have approximately $191.5 million outstanding in DST Program Loans that were made to partially finance the sale of DST Interests outstanding in the DST Program. Of the $1.2 billion of gross interests sold during the year ended December 31, 2025, $99.8 million were financed by DST Program Loans. DST Program Loans are evidenced by promissory notes from the investor and are secured by the investor’s DST Interests based on commercially reasonable terms. DST Program Loans bear interest at market rates that may be fixed or based on LIBOR or SOFR and are non-recourse to the investor (except for certain non-recourse carve-outs).
We expect that the DST Program will give us the opportunity to expand and diversify our capital raising strategies by offering what we believe to be an attractive and unique investment product for investors that may be seeking replacement properties to complete like-kind exchange transactions under Section 1031 of the Code. We expect to use the net proceeds of these private placements to make investments in accordance with our investment strategy and policies, to provide liquidity to our investors and for general corporate purposes (which may include repayment of our debt or any other corporate purposes we deem appropriate). The specific amounts of the net proceeds that are used for such purposes, and the priority of such uses, will depend on the amount and timing of receipts of such proceeds and what we deem to be the best use of such proceeds at such time.
In connection with the DST Program, Ares Diversified Real Estate Exchange LLC (“ADREX”), a wholly owned subsidiary of our taxable REIT subsidiary that is wholly owned by the Operating Partnership, entered into a dealer manager agreement with our Dealer Manager, as amended from time to time, pursuant to which the Dealer Manager agreed to conduct the private placements for interests reflecting an indirect ownership of up to $5.0 billion of interests. The Advisor, Dealer Manager and certain of their affiliates receive fees and reimbursements in connection with their roles in the DST Program, which costs are substantially funded by the private investors in that program, through fees and expenses paid by the investors at the time of investment, or deductions from distributions paid to such investors.
ADREX will pay certain up-front fees and reimburse certain related expenses to the Dealer Manager with respect to capital raised through the DST Program. ADREX is obligated to pay the Dealer Manager a dealer manager fee of up to 1.5% of gross equity proceeds raised and a commission of up to 5% of gross equity proceeds raised through the private placements. In addition, with respect to certain classes of interests (or the corresponding classes of OP Units or shares for which they may be exchanged in certain circumstances) we, the Operating Partnership or ADREX will pay the Dealer Manager ongoing fees in amounts up to 0.85% of the equity investment or NAV thereof per year for such classes of OP Units. The Dealer Manager may re-allow such commissions, ongoing fees and a portion of such dealer manager fees to participating broker dealers. In addition, pursuant to the dealer manager agreement for the DST Program, we, or our subsidiaries, are obligated to reimburse the Dealer Manager for (a) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with the private placements; (b) costs and expenses of conducting educational conferences and seminars, attending broker-dealer sponsored conferences, or educational conferences sponsored by ADREX; (c) customary promotional items; and (d) legal fees of the Dealer Manager.
Pursuant to our Advisory Agreement, DST Properties are included when calculating the fixed and performance components of the advisory fee due to our Advisor. Furthermore, because our Advisor funds certain Dealer Manager personnel costs that are not reimbursed under the DST Program dealer manager agreement, we have also agreed to pay our Advisor a fee equal to the fee paid by DST Program investors for these costs, which is up to 1.5% of the total equity amount paid for the interests.
ADREX Manager LLC (the “DST Manager”), a wholly owned subsidiary of our Operating Partnership, acts, directly or through a wholly owned subsidiary, as the manager of each Delaware statutory trust holding a DST Property, but has assigned all of its rights and obligations as manager (including fees and reimbursements received) to BC Exchange Advisor LLC (“DST Advisor”), an affiliate of the Advisor. While the intention is to sell 100% of the interests to third parties, ADREX may hold an interest for a period of time and therefore could be subject to the following description of fees and reimbursements paid to the DST Manager. The DST Manager will have primary responsibility for performing administrative actions in connection with the trust and any DST Property and has the sole power to determine when it is appropriate for a trust to sell a DST Property. The DST Advisor will receive, through the DST Manager, an annual fee equal to 1.0% of the gross rents payable to the DST for the respective year. The management fee compensates the DST Advisor for the fee-related services rendered in connection with the management and oversight of the DST. The DST Advisor will also be (i) reimbursed for certain expenses associated with the establishment, maintenance and operation of the DST and DST Properties and the sale of any DST Property to a third party, and (ii) receive up to 1.0% of the gross equity proceeds as compensation for the development and design of the DST Program and ongoing oversight of the offering and the DST Program. Furthermore, to the extent that the Operating Partnership exercises its fair market value purchase option to acquire the DST Interests from the investor at a later time in exchange for OP Units, cash, or a combination of OP Units and cash, and such investors subsequently submit such OP Units for redemption pursuant to the terms of the Operating Partnership, a redemption fee of up to 1.0% of the amount otherwise payable to a limited partner upon redemption may be paid to the DST Manager subject to the terms of the applicable DST Program offering documents.
As part of the DST Program, an affiliate of ours provides loans (“DST Program Loans”) of no more than 50% of the purchase price to certain DST Investors who acquire DST Interests. DST Program Loans will be secured by the DST Interests acquired using the DST Program Loan, and will be non-recourse to the borrowing DST Investor subject to commercially customary recourse carveouts. Each purchaser that elects to obtain a DST Program Loan will pay an origination fee to the DST Manager equal to up to 1.0% of the original principal amount of its DST Program Loan (the “Origination Fee”) upon origination of such DST Program Loan, which Origination Fee will be assigned by the DST Manager to an affiliate of the Advisor.
Summary of Fees and Expenses
The table below summarizes the fees and expenses incurred by us for services provided by the Advisor and its affiliates, and by the Dealer Manager related to offering and operating services, and any related amounts payable:

	For the Year Ended December 31,			Payable as of December 31,
(in thousands)	2025	2024	2023	2025	2024
Selling commissions and dealer manager fees(1)	$428	$282	$1,189	$—	$—
Ongoing distribution fees(1)(2)	10,721	9,631	8,896	1,169	906
Advisory fees – fixed component	51,296	40,786	38,645	4,984	3,646
Performance participation allocation(3)	16,544	—	—	16,544	—
Other expense reimbursements – Advisor(4)(5)	14,182	13,831	13,788	8,980	6,074
Other expense reimbursements – Dealer Manager	250	281	335	48	125
Property accounting fee(6)	3,079	2,070	1,884	355	187
DST Program selling commissions, dealer manager and distribution fees(1)	15,438	12,468	9,693	1,071	501
Other DST Program related costs – Advisor(5)	16,837	11,992	8,114	317	179
Total	$128,775	$91,341	$82,544	$33,468	$11,618
______________________
(1)All or a portion of these amounts will be retained by, or reallowed (paid) to, participating broker-dealers and servicing broker-dealers.
(2)The distribution fees are payable monthly in arrears. Additionally, we accrue for future estimated amounts payable related to ongoing distribution fees. The future estimated amounts payable were approximately $73.0 million and $69.9 million as of December 31, 2025 and 2024, respectively.
(3)The 2025 performance participation allocation in the amount of $16.5 million become payable on December 31, 2025. At the election of the Advisor, $9.3 million was settled in cash in January 2026, and the remaining balance of $7.2 million was settled through the issuance of 0.9 million OP Units in February 2026. The performance hurdle was not met for the years ended December 31, 2024 and 2023, and therefore no performance participation allocation expense was recognized during those years.
(4)Other expense reimbursements include certain expenses incurred for organization and offering, acquisition and general administrative services provided to us under the Advisory Agreement, including, but not limited to, certain expenses described below after footnote 6, allocated rent paid to both third parties and affiliates of our Advisor, equipment, utilities, insurance, travel and entertainment.

(5)Includes costs reimbursed to the Advisor related to the DST Program.
(6)The cost of the property management fee, including the property accounting and construction management fees, is generally borne by the tenant or tenants at each real property, either via a direct reimbursement to us or, in the case of tenants subject to a gross lease, as part of the lease cost. In certain circumstances, we may pay a portion of the property management fee, including the property accounting and construction management fees, without reimbursement from the tenant or tenants at a real property. For certain properties, an affiliate of the Advisor provides property management, construction management and property accounting services, and receives the full property management fee, including the property accounting and construction management fees.
Certain of the expense reimbursements described in the table above include a portion of the compensation expenses of officers and employees of the Advisor or its affiliates related to activities for which the Advisor did not otherwise receive a separate fee. Amounts incurred related to these compensation expenses for the years ended December 31, 2025, 2024 and 2023, were approximately $12.7 million, $12.5 million and $12.6 million, respectively. No reimbursement is made for compensation of our named executive officers unless the named executive officer is providing stockholder services, as outlined in the Advisory Agreement. There were $82,141 and $153,897 of reimbursement amounts, respectively, related to our current principal executive officer, Jeffrey W. Taylor, for the years ended December 31, 2025 and 2024. There were no reimbursement amounts related to our current principal financial officer, Taylor M. Paul for the years ended December 31, 2025 and 2024. A portion of compensation received by certain employees of the Advisor and its affiliates may be in the form of a restricted stock grant awarded by us. We show these as reimbursements to the Advisor to the same extent that we recognize the related share-based compensation. The balance of such reimbursements is made up primarily of other general overhead and administrative expenses, including, but not limited to, allocated rent paid to both third parties and affiliates of the Advisor, equipment, utilities, insurance, travel and entertainment, and other costs, which are included in general and administrative expenses.
Policies and Procedures for Review of Related Party Transactions
Pursuant to our charter, our independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor and its affiliates is reasonable in relation to the nature and quality of the services performed and our investment performance. Our charter also contains the following requirements relating to approval by our Board of Directors and independent director approval of transactions between us, on the one hand, and the Advisor or any of its affiliates (each, a “Related Party”), on the other hand:
•We may purchase or lease an asset from a Related Party if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, finds that the transaction is fair and reasonable to us and at a price no greater than the cost of the asset to the Related Party, unless there is substantial justification for the amount in excess of the cost to the Related Party and such excess is reasonable;
•A Related Party may purchase or lease an asset from us if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us;
•We may not borrow money from a Related Party unless a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, approve the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties; and
•Other transactions with a Related Party generally require a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, to approve such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from an unaffiliated third party.
Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by our Board of Directors or the Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both our Board of Directors and the independent directors.

REPORT OF THE INDEPENDENT DIRECTORS
As independent directors of the Company, we have reviewed the corporate policies being followed by the Company and believe they are in the best interests of its stockholders. The basis for this conclusion is outlined below.
The Company has developed a system of policies and procedures designed to enable the objectives of the Company (as outlined in the Company’s charter) to be achieved. These policies cover, among other things, investments in real estate and real estate-related assets, leverage, dispositions, administration of the Company, determination of the Company’s NAV, conflict resolution and raising capital. We believe the Company’s policies have been carefully and thoughtfully drafted to minimize risk while maximizing the Company’s ability to achieve its primary investment objectives.
The Advisor has substantial discretion with respect to the selection of real properties, debt related investments and other real estate-related investments. In determining the specific types of real property and real estate-related investments to make or recommend, the Advisor considers certain criteria, including, but not limited to, the following: (i) positioning the overall portfolio to achieve a desired mix of real property and other real estate-related investments; (ii) diversification benefits relative to the rest of the real property and other real estate-related assets within our portfolio; (iii) potential for delivering current income and attractive risk-adjusted total returns; and (iv) opportunities for capital appreciation based on product repositioning, operating expense reductions and other factors.
As of December 31, 2025, the Company owned and managed a real estate portfolio that included 143 properties totaling approximately 30.5 million square feet located in 34 markets throughout the U.S. We believe the Company’s portfolio of real estate properties as of December 31, 2025 is consistent with the objectives outlined in the Company’s charter and Annual Report.
We have reviewed the related party transactions as described above and in our opinion, the transactions are fair and reasonable to the Company and its stockholders.
This report is limited to the policies being followed by the Company and the fairness of transactions with the Advisor and its affiliates. For a discussion of the Company’s financial condition and operating results, see the Company’s Annual Report on Form 10-K.

INDEPENDENT DIRECTORS OF THE COMPANY

Charles B. Duke Brian P. Mathis* Paula Schaefer John P. Woodberry
*Mr. Mathis approved the Report of the Independent Directors prior to his resignation from and prior to Mr. Sanchez's appointment to the Board of Directors on April 7, 2026.
The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE
In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Ares Real Estate Income Trust Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.
Roles and Responsibilities. The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board of Directors. The purpose of the Audit Committee is to be an informed and effective overseer of our financial accounting and reporting processes, as well as to hire, compensate, and evaluate the independent registered public accounting firm. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLP, the Company’s independent registered public accounting firm for 2025, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.
Required Disclosures and Discussions. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2025 with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.
Audit Committee Recommendation. Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements for the year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for 2025 for filing with the Commission.

THE AUDIT COMMITTEE

Charles B. Duke, Chairman Paula Schaefer John P. Woodberry

PRINCIPAL ACCOUNTANT FEES AND SERVICES
During the year ended December 31, 2025, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.
Total fees billed to us by KPMG LLP for services provided during the years ended December 31, 2025 and 2024 were approximately $1,051,857 and $1,064,825 respectively, and consisted of the following:

	Fiscal Year 2025	Fiscal Year 2024
Audit Fees:	$1,051,857	$1,064,825
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—
Total:	$1,051,857	$1,064,825
All fees were determined to be “Audit Fees.” Audit Fees are fees incurred for the audits of the consolidated financial statements, consultation on audit-related matters, and required review of Commission filings. This category also includes review of, and consents for, filings with the Commission related to our securities offerings.
The Audit Committee of our Board of Directors has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.
The Audit Committee of our Board of Directors is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent registered public accounting firm, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting. All fees for services provided by KPMG LLP in 2025 and 2024 were pre-approved by the Audit Committee of our Board of Directors.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2025. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.
Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.
The affirmative vote of a majority of the votes cast at the Annual Meeting is required for stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of KPMG LLP. If the appointment is not ratified by the stockholders for any reason, it will have no impact on the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Only the Audit Committee can hire or terminate our independent registered public accounting firm.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2026.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2027
ANNUAL MEETING
Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2027 annual meeting of stockholders if they are received by us on or before December 15, 2026.
However, if we hold our 2027 annual meeting before May 25, 2027 or after July 24, 2027, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials. Any proposal should be directed to the attention to our Secretary at One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202.
Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2027 annual meeting of stockholders, such proposals must be submitted, in writing, in accordance with the requirements of the bylaws, not later than 5:00 p.m., Mountain Time, on December 15, 2026 and not earlier than November 15, 2026; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board of Directors' nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than April 25, 2027, except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company.
For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS
The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

ADDITIONAL INFORMATION
We file annual, quarterly, and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements, or other information we file at the Commission’s public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Ares Real Estate Income Trust Inc., One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202, Attention: Investor Relations and can also be accessed through our website at www.areswms.com/solutions/areit.
The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Ares Real Estate Income Trust Inc., One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS AND THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 14, 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Denver, Colorado April 14, 2026	Joshua J. Widoff Partner, Secretary

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V90111-P50937 For Against Abstain For Against Abstain ! !! ! !! ! !! ! !! ! !! ! !! ! !! !! ! !! 1a.&#9; David A. Roth 1b.&#9; Jay W. Glaubach 1c.&#9; Andrew E. Holm 1d.&#9; Charles B. Duke 1e.&#9; John P. Woodberry 1f.&#9; Bryan B. Sanchez 1g.&#9; Paula Schaefer Please indicate if you plan to attend this meeting. The Board of Directors recommends you vote FOR the following proposal: ARES REAL ESTATE INCOME TRUST INC. 2.&#9; Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2026. 1.&#9; Election of Directors &#9; Nominees: The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Yes No SCAN TO VIEW MATERIALS & VOTEwARES REAL ESTATE INCOME TRUST INC. P.O. BOX 219079 KANSAS CITY, MO 64121 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Control Number located in box below:

V90112-P50937 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. ARES REAL ESTATE INCOME TRUST INC. Annual Meeting of Stockholders June 24, 2026 3:00 PM MDT This proxy is solicited by the Board of Directors The stockholder(s), on the reverse side of this ballot, hereby appoint(s) Taylor M. Paul and Andrew Ko, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of ARES REAL ESTATE INCOME TRUST INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 PM MDT, on June 24, 2026, at the Tabor Center located at 1200 Seventeenth Street, Denver, Colorado 80202, and any adjournment or postponement thereof (i) as designated by the Stockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof. Continued and to be signed on reverse side